Exhibit 99.2

 PAR Extends Vision  March 2024

 Forward-Looking Statements.  This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of our future operations, financial condition, financial results, business strategies and prospects. Forward-looking statements are generally identified by words such as “anticipate”, “believe,” “belief,” “continue,” “could,” “expect,” “estimate,” “intend,” “may,” “opportunity,” “plan,” “should,” “will,” “would,” “will likely result,” and similar expressions. Forward-looking statements are based on management’s current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in or implied by forward-looking statements, including business uncertainties relating to acquisitions, divestitures, and capital markets transactions, including the timing of such transactions, our ability to recognize future annual recurring revenues, adjusted EBITDA, cash flow, margins and achieve other synergies, and the costs, timing and complexity of integration. Factors, risks, trends and uncertainties that could cause or contribute to such differences include those discussed in our Annual Report on Form 10-K for the year ended December 31, 2023 and our other filings with the SEC. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.  Industry and Market Data.  Market, industry, and other data included in this presentation are from or based on our own internal good faith estimates and research, and on publicly available publications, research, surveys and studies conducted by third parties, which we believe are reliable, but have not independently verified. Similarly, while we believe our internal estimates and research are reliable, we have not independently verified our internal estimates or research. While we are not aware of any misstatements regarding any market, industry, or other data used by us or expressed in this presentation, such information, because it has not been verified or, by its nature - market surveys, estimates, projections or similar data, are inherently subject to uncertainties, and actual results may differ materially from the assumptions and circumstances reflected in this information.    Trademarks.  “PAR®,” “Brink POS®,” “Punchh®,” “MENUTM,” “Data Central®,” "PAR® Pay”, “PAR® Payment Services” and other trademarks identifying our products and services appearing in this presentation belong to us. This presentation may also contain trade names and trademarks of other companies. Our use of such other companies’ trade names or trademarks is not intended to imply any endorsement or sponsorship by these companies of us or our products or services.  Key Performance Indicators and Non-GAAP Financial Measures.  We monitor certain key performance indicators and non-GAAP financial measures in the evaluation and management of our business; certain key performance indicators and non-GAAP financial measures are provided in this presentation as we believe they are useful in facilitating period-to-period comparisons of our business performance. Key performance indicators and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Key performance indicators and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors. Where non-GAAP financial measures are included in this presentation, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non-GAAP financial measures is included in the Appendix to this presentation. Unless otherwise indicated, financial and operating data included in this presentation is as of: December 31, 2023 for PAR Technology Corporation; October 31, 2023 for Stuzo Holdings, LLC; and, September 30, 2023 for TASK Group.

 We are Announcing Two Acquisitions   That Extend Our Vision  Each Opportunity Represents a Unique Opportunity to Own a High-Quality, Profitable and Sticky Business with Potential for Significant Value Creation Through Executing Our Playbook

 Our Vision  To become the largest enterprise foodservice technology company in the world by 2030

 2018 Tech Stack  Point of Sale  Inventory Management  Payment Terminal  2024 Tech Stack  POS  Loyalty   Inventory Mgmt.  Payment Terminal  Store Ops Management  Data Warehouse  Digital Ordering  3rd Party Delivery  Kiosk  Mobile App  Gift Cards   Website  BI  CDP  Engagement   There’s Been Exponential Growth in Foodservice Technology…  …But Brands are Suffering Under Tech Complexity  Source: Nation Restaurant News 2023 Market Leader Report  Technology Stack Challenge  What are the biggest challenges your operation faces in building its technology stack?

 We are Building Unified Commerce  BRANDS EXPERIENCE  CUSTOMER EXPERIENCE  OPERATOR EXPERIENCE  Reporting  Payments  Online Ordering  Operations  POS  Food & Labor   Loyalty Offers & Engagement

 Travel & Leisure  (Hotel & Travel)  Emerging segment within Travel & Leisure, food sales becoming more and more share of Travel & Leisure industry revenue share  Restaurant  (QSR & FSR)  Our bread-and-butter  Our bread-and-butter   Our current goal in the short-term is to win North America food tech, international to follow  Commercial  (Business & Venues)  Large footprint venues with major share of revenue in food and beverages  Retail   (C-store & Groceries)  Colliding with restaurants' consumers now spending more of their wallet share for food at Grocery & C-store  The Opportunity for Global Foodservice is Huge and these Transactions Expand Our Vision!  We are an industry leader in North America. Adding TASK and Stuzo offerings to PAR portfolio expands our visions to Global Brands, Commercial Venues & Retail.

 We acquire Best-in-Class products, with an enterprise focus…  … and coupled it with   deep vertical expertise  Product leadership with unmatched performance and marquee customers  High level of expertise in an industry with integration to ecosystem  … then build Better-Together   innovation & GTM  Ample whitespace for innovation, cross-sell, and service improvement  And We Have a Competitive Advantage Executing Our Playbook  1  2  3

 Stuzo + TASK Increase Our Scale and Accelerate Our Path to Profitability  Pro Forma PAR ARR1 ($M)  High Organic & Inorganic Growth  80%+5-Year  ARR CAGR  Robust Retention  95%+Gross  Retention  Marquee Customers   50+of the Top-100   Brands  Accelerated Path-to-Profit  $20M+Additional 2023 PF  Adjusted EBITDA2  + 219  2023 Pro-Forma PAR ARR includes Stuzo ARR (as of 10/31/23) and TASK ARR (as of 9/30/23). A key performance indicator, annual recurring revenue, or ARR, is the annualized revenue from PAR’s subscription services, which includes subscription fees for PAR’s SaaS solutions and related support, managed platform development services, and transaction-based fees for payment processing services. PAR generally calculates ARR by annualizing the monthly recurring revenue for all active sites as of the last day of each month for the respective reporting period.  Adjusted EBITDA represents EBITDA as adjusted to exclude impact of non-cash employee share schemes. EBITDA represents net loss before income taxes, interest expense, depreciation and amortization.

 Our Focus is Consistently Delivering Durable, Capital Efficient Growth  2023 Pro Forma share count includes shares issued in connection with PAR’s Q1’24 $200M Securities Purchase Agreement, $20M stock purchase consideration for Stuzo out of approximately $190M in total purchase consideration, and projected shares to be issued as purchase consideration for Task based on PAR’s stock price of $42.24 as of 03/07/24 and 70% cash / 30% stock purchase consideration.  2023 Pro-Forma PAR ARR includes Stuzo ARR (as of 10/31/23) and TASK ARR (as of 9/30/23). A key performance indicator, annual recurring revenue, or ARR, is the annualized revenue from PAR’s subscription services, which includes subscription fees for PAR’s SaaS solutions and related support, managed platform development services, and transaction-based fees for payment processing services. PAR generally calculates ARR by annualizing the monthly recurring revenue for all active sites as of the last day of each month for the respective reporting period.  1  55%+ ARR / share CAGR from 2018 - 2023  ARR matters to us because it’s a proxy for the future gross margin  We believe underneath every dollar of ARR is a sustainable stream of future cash flow  PAR ARR / Share1 ($)

 PAR has Enormous Runway for Organic Growth and Adoption within Existing Customer Base  Broad Existing Customer Base   Strong Per Site Economics  $10K+ARPU Using All PAR Products  Whitespace for   Product Adoption  Untapped TAM  Restaurant + C-store  80K+PAR Unique Locations  3M+  Total Unique   Locations Globally  1.25  Average # of PAR Products Used

 TASK:Taking Unified Commerce to the Global Foodservice Stage

PAR

Investment Summary

TASK Overview	• TASK is the pre-eminent transaction platform and has what PAR believes to be enterprise grade POS, digital ordering, and engagement solutions for international opportunities • Serve global marquee customers, with $40M+ in ARR[1] and $6M+ in Adjusted EBITDA[2]
Transaction Overview	• PAR Technology ("PAR" or "Buyer") to acquire 100% of the outstanding interest of TASK Group Holdings Ltd (ASX:TSK) ("Task") • Purchase Price of approximately USD 206M[3], TASK shareholders can elect to be paid in o Cash consideration: AUD 0.81 per share, and/or o Share consideration: 0.015 shares of PAR Stock per share for each TASK share, up to 50% of a TASK shareholder's consideration
Strategic Rationale	• Immediate add to our TAM and bring us to international markets • Differentiated cloud based unified food tech platform • Deepen talent bench with deep expertise in international markets • Highly accretive valuation with attractive financial profile
Timing & Approval	• The transaction is expected to close in the third quarter of 2024, subject to TASK shareholder approval, Australian court approval, certain regulatory approvals and other customary closing conditions.

1) 2023 Pro-Forma PAR ARR includes Stuzo ARR (as of 10/31/23) and TASK ARR (as of 9/30/23). A key performance indicator, annual recurring revenue, or ARR, is the annualized revenue from PAR's subscription services, which includes subscription fees for PAR's SaaS solutions and related support, managed platform development services, and transaction-based fees for payment processing services. PAR generally calculates ARR by annualizing the monthly recurring revenue for all active sites as of the last day of each month for the respective reporting period.
2) Adjusted EBITDA represents EBITDA as adjusted to exclude impact of non-cash employee share schemes. EBITDA represents net loss before income taxes, interest expense, depreciation and amortization.
3) Implied value of approximately $206 million assuming an all-cash transaction.

partech.com

 All in One Ecosystem for Global Enterprises  Enterprise Management  Kitchen System  Inventory  Online Ordering  API  Reporting  Self-service Kiosk  POS  Loyalty  Digital Signage  Mobile Apps  BI  The power is in the TASK platform  Own every customer transaction and touchpoint

 Operating at Scale Globally with Numerous Marquee Brands  110+  Customers  $40M+  ARR1  496M  Transactional Users  70  Countries  A key performance indicator, annual recurring revenue, or ARR, is the annualized revenue from PAR’s subscription services, which includes subscription fees for PAR’s SaaS solutions and related support, managed platform development services, and transaction-based fees for payment processing services. PAR generally calculates ARR by annualizing the monthly recurring revenue for all active sites as of the last day of each month for the respective reporting period.

PAR

Platform Purposefully Built for Enterprises

~4B
ANNUAL
Loyalty transactions

70
COUNTRIES
Globally deployed across ~12,000 locations

~10.5B
API CALLS
On average per month

~8.5B
Push notifications

+95%
YoY growth in loyalty customers

287%
Increase in loyalty gamification usage

330M
Transactional users

147M
Actions being made and captured every day

partech.com

 TASK Platform Extends PAR’s Unified Commerce Solution to Help Solve Global Foodservices Problems  Unified Commerce Helping US Enterprises  Transaction Platform Serving Global Brands  Global Foodservice Tech Powerhouse

 Unique combination of growth & profitability  Demonstrable scale   $40M+1H FY24  ARR1  High degree of visibility  $6M+LTM 1H FY24  Adj. EBITDA2  80%+  1H FY24 Recurring SaaS Revenue  TASK’s Compelling Business Operations and Sustainable Financial Profile  2023 Pro-Forma PAR ARR includes Stuzo ARR (as of 10/31/23) and TASK ARR (as of 9/30/23). A key performance indicator, annual recurring revenue, or ARR, is the annualized revenue from PAR’s subscription services, which includes subscription fees for PAR’s SaaS solutions and related support, managed platform development services, and transaction-based fees for payment processing services. PAR generally calculates ARR by annualizing the monthly recurring revenue for all active sites as of the last day of each month for the respective reporting period.  Adjusted EBITDA represents EBITDA as adjusted to exclude impact of non-cash employee share schemes. EBITDA represents net loss before income taxes, interest expense, depreciation and amortization.

 Stuzo:Expanding Unified Commerce Platform to Convenience & Fuel

 Investment Summary  Stuzo Overview  Transaction Overview  Opportunity to Expand Footprint and Innovate in Retail  Industry-leading guest engagement platform providing 1:1 personalized loyalty experience from C-store brands directly to customer  Serve many major brands across the C-store and fuel spectrum, with $40M+ ARR1 and 100% gross platform retention  Stuzo ended October 2023 with $14M+ in LTM Adjusted EBITDA2  PAR Technology (“PAR” or “Buyer”) to acquire 100% of the outstanding interest of Stuzo Holdings, LLC and Stuzo Blocker Inc (collectively “Stuzo sellers”)  Purchase Price of $190M  $170M paid in cash, financed by private placement of shares of PAR common stock  $20M paid in PAR shares of PAR common stock issued to Stuzo sellers  Build out PAR Technology second vertical  Punchh and Stuzo are category leaders in their respective vertical  Differentiated proprietary tech that will make PAR a leader in C-store guest engagement overnight  Continue to transform our financial profile  Single-threaded innovation roadmap and dedicated Product & Technology investment to innovate and accelerate our platform in C-store and Retails  2023 Pro-Forma PAR ARR includes Stuzo ARR (as of 10/31/23) and TASK ARR (as of 9/30/23). A key performance indicator, annual recurring revenue, or ARR, is the annualized revenue from PAR’s subscription services, which includes subscription fees for PAR’s SaaS solutions and related support, managed platform development services, and transaction-based fees for payment processing services. PAR generally calculates ARR by annualizing the monthly recurring revenue for all active sites as of the last day of each month for the respective reporting period.  Adjusted EBITDA represents EBITDA as adjusted to exclude impact of non-cash employee share schemes. EBITDA represents net loss before income taxes, interest expense, depreciation and amortization.

 Foodservice becoming largest sales driver in C-store  50% of C-store lack any digitalization  5% can be considered sufficient with digitalization  Only 1% can be considered at the forefront of innovation  “According to preliminary data from the 2022 NACS State of the industry survey, total foodservice sales in convenience store grew by 14.3%”   – itsallgoodinc.com, 08/04/23  “Convenience chains such as Sheetz, Wawa, Kum & Go, Casey’s and other have developed foodservice menus and fresh offerings that not only compete but also steal shares from Fast-Food Restaurants   – qsrmagazine.com, 01/23/23  Technology & digital adoption are in the early innings1  Convenience & Fuel are Aggressively Adopting Foodservice & Digital  38% has just begun their journey of digital adoption  1) Bounteous.com, Operationalizing digital transformation convenience stores

 Best-in-Class Open Commerce® Platform Delivers Business Outcomes Through Personalized & Dynamic Offers  Activate – for intelligent 1:1 loyalty  Transact – for integrated commerce  Experience – for branded consumer engagement  Retailer Connect – for corporate-to-site program management  A real-time intelligent loyalty and decisioning engine that delivers progressive profiles and personalized journeys  Wallet Steering  A cross-channel engagement engine for the delivery of branded digital experiences and journeys across consumer touchpoints  A corporate-to-site front line employee connectivity engine empowering performance against mutual business outcomes  A commerce engine for the orchestration and delivery of branded digital payment wallets and mobile payment solutions

 Open Platform with Deep Integration to the   Convenience & Fuel Ecosystem   3rd-Party Mobile Apps   Merchant Mobile Apps   Merchant Web Apps   SMSComms  Voice-enabled Experiences   Automaker Apps   Connected Car Integrations  Connected Car & Partner Apps  Cross-Channel Digital Consumer Experiences  Point-of-Sale Retail Site Connections  Payment Processors  Digital / Mobile Wallet & Payment Tenders  ACH / Direct Debit  Gift Card  Credit & Debit Card  Delivery &Order Ahead  CRM, CDP, Marketing Automation  Certified Loyalty Integrations  Certified Payments Integrations  EV Charger  C-Store and Other Retailers  Gas Station & Car Wash  Back-Office & Price Book  CPGOffers  partech.com

 Together, PAR + Stuzo Revolutionizes How Brands Engage Consumers Across Restaurant & Retails  25k  Retail  sites  30M+  Monthly transactions  120M+  Monthly  gallons  30M+  Enrolled  members  $600M+  Monthly  dollars  <100ms  AVG API  response time

 Back Office Systems  Down-Market Expansion  Retail Media Network / CPG monetization  End-to-End payments solution  Digital Ordering & Checkout  Sizable Cross-sell Opportunity for key back-office capabilities   Power multi-sided network: consumers, retailers, CPGs  Deliver an end-to-end payments solution to the Long Tail market segment  Develop System to further mobilize wallet steering reach and efficacy  Launch turnkey customer engagement solutions tailored to Long Tail market segment  Ample Whitespace to Innovate to Disrupt the Convenience & Fuel Market

Stuzo's Compelling Business Operations and Sustainable Financial Profile

Demonstrable scale

$40M+
2023
ARR[1]

Unique combination of growth & profitability

$14M
2023
Adj. EBITDA[2]

Durable business model

>40%
2023
Rule of 40[3]

High degree of visibility

111%+
2023 Net ARR Retention

1) 2023 Pro-Forma PAR ARR includes Stuzo ARR (as of 10/31/23) and TASK ARR (as of 9/30/23). A key performance indicator, annual recurring revenue, or ARR, is the annualized revenue from PAR's subscription services, which includes subscription fees for PAR's SaaS solutions and related support, managed platform development services, and transaction-based fees for payment processing services. PAR generally calculates ARR by annualizing the monthly recurring revenue for all active sites as of the last day of each month for the respective reporting period.
2) Adjusted EBITDA represents EBITDA as adjusted to exclude impact of non-cash employee share schemes. EBITDA represents net loss before income taxes, interest expense, depreciation and amortization.
3) Rule of 40 calculated as the summation of YoY ARR (1) growth and Adjusted EBITDA (2) margin.

partech.com

Appendix

 TASK’s Adjusted EBITDA Reconciliation   LTM 1H24 (‘ 000,000)  NZD  USD   Exchange Rate  1.00 NZD / 1 NZD   0.62 NZD / 1 USD    Net Income / (Loss) After Tax   $ 2   $ 1   Add: Tax Impact   (7)   (4)   Add: Interest and Other Expenses   0   0   Add: Depreciation & Amortization   13   8    EBITDA   $ 8    $ 5   Add: SBC   5   3   Other    (3)   (2)    Adj. EBITDA   $ 10   $ 6   Adjusted EBITDA represents EBITDA as adjusted to exclude impact of non-cash employee share schemes. EBITDA represents net loss before income taxes, interest expense, depreciation and amortization. LTM 1H’24 (ended 9/30/2023) TASK Adjusted EBITDA further includes adjustments for one-time items identified by PAR and reported by TASK Group in 2H’23 financial results.

 Stuzo’s Adjusted EBITDA Reconciliation    LTM Oct’23 (‘000,000)  USD    Net Income / (Loss) After Tax  $ 6    Add: Tax Impact    (0)    Add: Interest    3    Add: Depreciation & Amortization    5    EBITDA  $ 14    Add: SBC   (0)    Adj. EBITDA  $ 14